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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of report (Date of earliest event reported) September 12, 2002
                          ----------------------------


                     INTER-CONTINENTAL SERVICES CORPORATION
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             (Exact Name of Registrant as Specified in Its Charter)


                                    Missouri
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                 (State or Other Jurisdiction of Incorporation)


      000-04519                                           44-0628974
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(Commission File Number)                    (I.R.S. Employer Identification No.)


               330 Rancheros Drive, Ste. 258, San Marcos, CA 92069
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               (Address of Principal Executive Offices) (Zip Code)


                                 (760) 761-4202
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              (Registrant's Telephone Number, Including Area Code)



    -------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


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Item 1.   Changes in Control of Registrant

         Pursuant to a Share Exchange Agreement (the "Agreement"), Inter-Continental Services Corporation, a Missouri corporation ("ICSC" or the "Company"), has acquired all of the outstanding and issued shares of Global Access Telephone & Technology, Inc., a Nevada corporation ("GATT") from the shareholders thereof in exchange for a total of 5,760,946 shares of common stock of ICSC (collectively the "Acquisition"). As a result thereof, GATT became a wholly owned subsidiary of ICSC.

         The Acquisition was approved by a Written Consent of the Board of Directors effective as of July 1, 2002. The Acquisition was approved by a majority of the shareholders of ICSC also on June 1, 2002.



Item 2.  Acquisition or Disposition of Assets

         The Acquisition described above in Item 1 was effective as of July 1, 2002. GATT is in the business of developing applications for wireless communication devices targeting the music, toy and educational industries.

         The GATT assets include a proprietary application software for the control and distribution of digital rights management.



Item 3.  Bankruptcy or Receivership

         Not applicable.


Item 4.  Changes in Registrant's Certifying Accountant

         (i) On August 28, 2002, the Company received a letter from McKennon, Wilson and Morgan LLP advising us that the client-auditor relationship has ceased. The letter from McKennon, Wilson and Morgan LLP is attached hereto as Exhibit 1 of Item 7.(b).1

         (ii) During the past two years there have been no adverse opinions or disclaimers of opinion, or was qualified or modified as to uncertainty, audit scope, or accounting principles.

         (iii) The Company is currently in the process of engaging an independent accountant to replace McKennon, Wilson and Morgan LLP.



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         (iv)     During the Registrant's two most recent fiscal years and any subsequent period preceding the engagement of its former accountant, there have been no disagreements with the former accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.


Item 5.  Other Events

         On November 28, 2001, the Company filed with the Missouri Secretary of State an Amendment of Articles of Incorporation wherein it amended the Company's Certificate of Incorporation as follows:

         1. The Company increased its number of authorized shares to One Hundred Million (100,000,000) shares of common stock with a par value of $.001 per share.


Item 6.   Resignation of Registrant's Directors

         Not applicable



Item 7.   Financial Statements and Exhibits

         (a)      Financial Statements of Business Acquired.

                  1.       To be filed with SEC within the next 75 days

         (b)      Consolidated Financial Statements

                  1.       To be filed with SEC within the next 75 days


         (b)      Exhibits:

         1. Letter from McKennon, Wilson and Morgan LLP to the Securities and Exchange Commission, dated August 28, 2002.



Item 8.  Change in the Fiscal Year

         Not applicable.


Item 9.  Regulation FD Disclosure

         Not applicable.


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SIGNATURE

Pursuant to the requirements required of the Securities and Exchange Act of 1934, the Registrant caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                          INTER-CONTINENTAL SERVICES CORPORATION

                                          JAMES LAVOIE
DATED: September 12, 2002                 BY: /s/ James LaVoie
                                              -------------------------------
                                              President



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EXHIBIT 1


                   [McKennon Wilson & Morgan LLP letterhead]



August 28, 2002


Ms. James J. LaVoie
President
Inter-Continental Services Corporation
330 Rancheros Drive, Suite 258,
San Marcos, CA 92069


Commission File Number: 04519


Dear Mr. LaVoie:


This is to confirm our client-auditor relationship between Inter-Continental Services Corporation (Commission File Number 0-4519) and McKennon Wilson & Morgan LLP has ceased.


Sincerely,


/s/ McKennon, Wilson & Morgan LLP
McKennon, Wilson & Morgan LLP



cc: Office of the Chief Accountant
SECPS Letter File
Securities and Exchange Commission
Mail Stop 9-5
450 Fifth Street, NW
Washington DC 20549